SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 29, 2002

COMPUTER NETWORK TECHNOLOGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Minnesota	0-139944	41-1356476

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6000 Nathan Lane North, Minneapolis, MN	55442

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (763) 268-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

Approval of Amendments to 1992 Stock Award Plan and 2002 Stock Award Plan

On July 29, 2002, Computer Network Technology Corporation (the “Company”) amended its 1999 Stock Award Plan and 2002 Stock Award Plan to address technical issues surrounding tax withholding matters principally associated with foreign jurisdictions where the Company has employees by executing a document dated June 25, 2002. A copy of the Amended and Restated 1992 Stock Award Plan is attached hereto as Exhibit 10.1 and the Amended and Restated 2002 Stock Award Plan is attached hereto as Exhibit 10.14. Copies of other stock based plans are also referenced in the exhibit listing and included in this report for convenience, but no further amendments have been made in conjunction with such other plans.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

10.1	Amended and Restated 1992 Stock Award Plan (1)(2)
10.2	Form of Non-Qualified Stock Option Award Agreement for employees to be used in conjunction with the Amended and Restated 1992 Stock Award Plan (1)(2)
10.3A	Form of Non-Qualified Stock Option Award Agreement for directors to be used in conjunction with the Amended and Restated 1992 Stock Award Plan (1)(2)
10.3B	Form of Restricted Stock Agreement to be used in conjunction with the Amended and Restated 1992 Stock Award Plan (1)(2)
10.4A	Amended and Restated 1999 Non-Qualified Stock Award Plan (Incorporated by reference to Exhibit 10.2 to Form 8-K filed on June 27, 2002) (2)
10.4B	Form of Restricted Stock Agreement to be used in conjunction with the Amended and Restated 1999 Non-Qualified Stock Award Plan (1)(2)
10.4C	Form of Non-Qualified Stock Option Award Agreement for employees to be used in conjunction with the Amended and Restated 1999 Non-Qualified Stock Award Plan (1)(2)
10.11	1997 Restricted Stock Plan (Incorporated by reference to Exhibit 10.11 to Form 10-K filed on April 26, 2002) (2)
10.13	Amended and Restated 1992 Employee Stock Purchase Plan (Incorporated by reference to Exhibit 10.13 to Form 8-K filed on June 27, 2002) (2)
10.14	Amended and Restated 2002 Stock Award Plan (1)(2)
10.15	Form of Incentive Stock Option Award Agreement for employees to be used in conjunction with the Amended and Restated 2002 Stock Award Plan (1)(2)
10.16	Form of Non-Qualified Stock Option Award Agreement for employees to be used in conjunction with the Amended and Restated 2002 Stock Award Plan (1)(2)
10.17	Form of Non-Qualified Stock Option Award Agreement for directors to be used in conjunction with the Amended and Restated 2002 Stock Award Plan (1)(2)
10.18	Form of Restricted Stock Agreement to be used in conjunction with the Amended and Restated 2002 Stock Award Plan (1)(2)
10.19	Amended and Restated 401(k) Salary Savings Plan (1)(2)

(1)	Filed herewith.
(2)	Management contract or compensatory arrangement.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	August 5, 2002	COMPUTER NETWORK TECHNOLOGY CORPORATION
By /s/ Gregory T. Barnum

Gregory T. Barnum Chief Financial Officer

EXHIBIT INDEX

10.1	Amended and Restated 1992 Stock Award Plan (1)(2)
10.2	Form of Non-Qualified Stock Option Award Agreement for employees to be used in conjunction with the Amended and Restated 1992 Stock Award Plan (1)(2)
10.3A	Form of Non-Qualified Stock Option Award Agreement for directors to be used in conjunction with the Amended and Restated 1992 Stock Award Plan (1)(2)
10.3B	Form of Restricted Stock Agreement to be used in conjunction with the Amended and Restated 1992 Stock Award Plan (1)(2)
10.4A	Amended and Restated 1999 Non-Qualified Stock Award Plan (Incorporated by reference to Exhibit 10.2 to Form 8-K filed on June 27, 2002) (2)
10.4B	Form of Restricted Stock Agreement to be used in conjunction with the Amended and Restated 1999 Non-Qualified Stock Award Plan (1) (2)
10.4C	Form of Non-Qualified Stock Option Award Agreement for employees to be used in conjunction with the Amended and Restated 1999 Non-Qualified Stock Award Plan (1)(2)
10.11	1997 Restricted Stock Plan (Incorporated by reference to Exhibit 10.11 to Form 10-K filed on April 26, 2002) (2)
10.13	Amended and Restated 1992 Employee Stock Purchase Plan (Incorporated by reference to Exhibit 10.13 to Form 8-K filed on June 27, 2002) (2)
10.14	Amended and Restated 2002 Stock Award Plan (1)(2)
10.15	Form of Incentive Stock Option Award Agreement for employees to be used in conjunction with the Amended and Restated 2002 Stock Award Plan (1)(2)
10.16	Form of Non-Qualified Stock Option Award Agreement for employees to be used in conjunction with the Amended and Restated 2002 Stock Award Plan (1)(2)
10.17	Form of Non-Qualified Stock Option Award Agreement for directors to be used in conjunction with the Amended and Restated 2002 Stock Award Plan (1)(2)
10.18	Form of Restricted Stock Agreement to be used in conjunction with the Amended and Restated 2002 Stock Award Plan (1)(2)
10.19	Amended and Restated 401(k) Salary Savings Plan (1)(2)

(1)	Filed herewith.
(2)	Management contract or compensatory arrangement.